                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                        [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT     [ ]

CHECK THE APPROPRIATE BOX:
[X]  PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                              THE TOPAZ GROUP, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     TITLE  OF  EACH  CLASS  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------
(2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
--------------------------------------------------------------------------------
(4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
--------------------------------------------------------------------------------
(5)     TOTAL FEE PAID:

[ ]     FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)     AMOUNT PREVIOUSLY PAID:
--------------------------------------------------------------------------------

(2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
--------------------------------------------------------------------------------

(3)     FILING PARTY:
--------------------------------------------------------------------------------

(4)     DATE FILED:
--------------------------------------------------------------------------------

                              THE TOPAZ GROUP, INC.
                            126/1 Krungthonburi Road
                           Banglampoo Lang, Klongsarn
                             Bangkok 10600 Thailand
                              Tel.: (425) 392-3144


                                              November __, 2002


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Topaz Group, Inc. to be held at the company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Thursday, December 12, 2002 at 10:00 a.m., Bangkok time. The matters to be acted upon at the meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read both of them carefully.

     We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly sign, date and return the enclosed Proxy Card in the accompanying postage prepaid envelope (if mailed in the United States). You may, of course, attend the 2002 Annual Meeting of Stockholders and vote in person even if you have previously mailed in your Proxy Card.


                                             Sincerely,


                                             /s/  Dr.  Apichart  Fufuangvanich

                                             Dr.  Apichart  Fufuangvanich
                                             Chairman,  Chief  Executive Officer
                                             and  President


                 IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
                 THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE

                              THE TOPAZ GROUP, INC.
                            126/1 KRUNGTHONBURI ROAD
                           BANGLAMPOO LANG, KLONGSARN
                             BANGKOK 10600 THAILAND
                                   __________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 12, 2002

To the Stockholders of The Topaz Group, Inc.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of The Topaz Group, Inc. (the "Company") will be held at the
  ------                                  -------
Company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Thursday, December 12, 2002 at 10:00 a.m., Bangkok time, to consider and act upon the following matters:

     1. To elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

     2.   To  amend  and  restate  the  Company's  current  by-laws;  and

     3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement.

     The close of business on November 1, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                              By  Order  of  the  Board  of  Directors,


                              /s/  Dr.  Apichart  Fufuangvanich

                              Dr.  Apichart  Fufuangvanich
                              Chairman,  Chief  Executive  Officer and President


November __, 2002


--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                              THE TOPAZ GROUP, INC.
                            126/1 KRUNGTHONBURI ROAD
                           BANGLAMPOO LANG, KLONGSARN
                             BANGKOK 10600 THAILAND
                                 PROXY STATEMENT
                              ____________________

     This proxy statement (the "Proxy Statement") is furnished to the holders of
                                ---------------
common stock, par value $0.001 per share (the "Common Stock"), series A
                                               ------------
preferred stock, par value $0.001 per share (the "Series A Preferred Stock) and
                                                  ------------------------
series B preferred stock, par value $0.001 per share (the "Series B Preferred
                                                          -------------------
Stock) of The Topaz Group, Inc. (the "Company"), in connection with the
-----                                 -------
solicitation by and on behalf of the Company's board of directors (the "Board of
                                                                        --------
Directors") of proxies (the "Proxy" or "Proxies") for use at the 2002 Annual
---------                    -----      -------
Meeting of Stockholders (the "Meeting") to be held at the Company's offices
                              -------
located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Thursday, December 12, 2002 at 10:00 a.m., Bangkok time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     At the Meeting, the Stockholders will vote on the following proposals:

     1. To elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

     2.   To amend and restate the Company's by-laws; and

     3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Company knows of no other matters to be presented at the Meeting. Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below.

     A Proxy may be revoked by a stockholder at any time before its exercise by filing with Terrance C. Cuff, the Chief Financial Officer of the Company, at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is November __, 2002.

                                VOTING SECURITIES

     The close of business on November 1, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of
                                   -----------
stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 2,134,886 shares of Common Stock outstanding, 2,911,050 shares of Series A Preferred Stock outstanding and 1,006,513 shares of Series B Preferred Stock outstanding. Each outstanding share of Common Stock and Series A Preferred Stock is entitled to one (1) vote per share and each outstanding share of Series B Preferred Stock is entitled to twenty (20) votes per share upon all matters to be acted upon at the Meeting.

                                VOTING PROCEDURES

     A majority of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by Proxy at the Meeting, provided a quorum exists. The approval to amend and restate the Company's by-laws requires the affirmative vote of a majority of all shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock issued and outstanding and entitled to vote at the Meeting, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Nevada law, abstentions and "broker non-votes"(i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares with respect to any matter which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote, and will, therefore, have no legal effect on the vote on that particular matter. However, because an affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock is required to approve the amendment and restatement of the Company's by-laws, abstentions will have the same effects as a vote "against" the proposal. Unless otherwise stated, the enclosed Proxies will be voted in accordance with the instructions thereon. Proxies may be revoked as noted above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company as of October 28, 2002 regarding the ownership of voting securities of the Company's Common Stock and Series A and Series B Preferred Stock by:

     - each person who beneficially owns more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock;

     -    each of the directors and nominees for director of the Company;

     -    the executive officers named in the Summary Compensation Table; and

     -    all directors and executive officers as a group.

     Each share of Common Stock and Series A Preferred Stock is entitled to one
(1) vote per share and each share of Series B Preferred Stock is entitled to twenty (20) votes per share. The shares of Series A Preferred Stock are convertible into shares of Common Stock at any time. The shares of Series B Preferred Stock are convertible into shares of Common Stock upon events specified in the Company's Certificate of Designation. Except as otherwise indicated, the beneficial owners listed below, based on information furnished by such owners to the Company, have sole investment and voting power with respect to such shares.

                                                            Series A              Series B
                                    Common Stock         Preferred Stock       Preferred Stock
                                  -----------------    ---------------------   ------------------
Name and Address of               No. of    Percent    No. of    Percent of    No. of     Percent
Beneficial Owner (1)              Shares   of Class    Shares       Class      Shares    of Class
--------------------------------  -------  ---------  ---------  -----------  ---------  ---------
Best Worth Agents, Ltd. (2)            --        --   2,911,050         100%  1,006,513       100%

U.S. Heritage Capital Corp.
5770 Wulff Run Road
Cincinnati, OH 45233              133,000       6.2%         --          --          --        --

Jeremy F. Watson                  200,000       9.4%         --          --          --        --

Thammatinna Thammaradi                 --        --          --          --          --        --

Leonard Orrin                          --        --          --          --          --        --

David Dikinis                          --        --          --          --          --        --

Dr. Apichart Fufuangvanich         24,000       1.1%         --          --          --        --

Terrance C. Cuff (3)              212,179       9.9%         --          --          --        --

Timothy Matula (3)                196,133       9.2%         --          --          --        --


                                        6


Thiti Fufuangvanich                    --        --          --          --          --        --

Alson Lee                              --        --          --          --          --        --

Jason Sugarman                         --        --          --          --          --        --

All Officers and directors as a
 group (ten (10) persons,
 including the foregoing)         632,312      29.4%         --          --          --        --

------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is the care of The Topaz Group, Inc., 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand.

(2) Jariya Sae-Fa is the beneficial owner of the shares of Best Worth Agents, Ltd., and is the sister of Dr. Apichart Fufuangvanich, who is also one of our directors.

(3) Includes shares of Common Stock issuable upon exercise of warrants that are exercisable within sixty (60) days.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Meeting, stockholders will elect seven (7) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Dr. Aphichart Fufuangvanich, Terrance C. Cuff, Timothy Matula, Thiti Fufuangvanich, David Dikinis, Jason Sugarman and Charoen Russametummachot (singularly a "Nominee"
                                                                    -------
and collectively, the "Nominees"), to serve as directors upon their nomination
                       --------
and election at the Meeting. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. All of the Nominees, with the exception of Charoen Russametummachot, currently serve as directors of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company, their ages and their present positions with the Company are as follows:


  NAME                           AGE            POSITION
-----------------------------   --------- --------------------------------------------
Dr. Aphichart Fufuangvanich          51     Chairman of the Board of Directors, Chief
                                            Executive Officer and President
Thammatinna Thammaradi               42     Director and Executive Vice President
Terrance C. Cuff                     39     Director and Chief Financial Officer
Timothy Matula                       41     Director and Treasurer
Leonard T. Orrin                     55     Director and Director of Sales
Thiti Fufuangvanich                  24     Director and Director of Research and Development
Jeremy Watson                        59     Independent Director
David Dikinis                        49     Independent Director
Alson Lee                            74     Independent Director
Jason Sugarman                       30     Independent Director

     All directors of the Company shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first Board of Directors' meeting after each annual meeting of stockholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

     Set forth below is certain information with respect to each Nominee:

     DR. APHICHART FUFUANGVANICH has served as our President and as a Director since 2001 and as Chairman of the Board of Directors and our Chief Executive Officer since April 2002. Dr. Fufangvanich has worked within the manufacturing and sales business for over thirty years. Dr. Fufuangvanich has extensive experience within this field and has spent the last five yeas consulting to various stone manufacturing and sale companies, including The Topaz Group, Inc. Dr. Fufuangvanich is the father of Director Thiti Fufangvanich.

     TERRANCE C. CUFF has served as our Chief Financial Officer and as a Director since 2001. From January 1994 to February 2000, Mr. Cuff was the President and shareholder of Business Exchange Center, Inc., a mergers and acquisitions firm. Prior to holding the position as President, he served as senior valuation analyst from 1989 to 1994 with the same firm.

     TIMOTHY MATULA has served as our Treasurer and as a Director since 2001. Mr. Matula is currently a principal in Quantum Capital Advisors, a money management and corporate advisory firm. He is also currently a member of the Board of Directors at Eat at Joe's, Inc. From 1994 to 1997, Mr. Matula served as Assistant Vice President of Prudential Securities and a portfolio manager at Quantum Capital Advisors.

     THITI FUFUANGVANICH has served as a Director and as our Director of Research & Development since 2001. He was the President of Student Government at Chulalongkorn University in 1999. Thiti Fufuangvanich is the son of Chairman of the Board of Directors, Chief Executive Officer and President, Dr. Aphichart Fufuangvanich.

     DAVID DIKINIS has served as an Independent Director since 2001. He is the founder of Gemstones.com, Amulet, Gemstone and Jewelry Catalog and Talisman Catalog each of which he established in 1985. Mr. Dikinis is a Gemologist (GIA) and former board member of the American Gem Trade Association (AGTA).

     JASON SUGARMAN has served as an Independent Director since 2001. Mr. Sugarman is a principal of MKA Capital, a privately held real estate fund located in Orange County, California. He started at MKA in March 2000. Prior to this position, Mr. Sugarman was the President of Cardinal Mortgage from Patriot Homes, a land development and homebuilding company. He has a BA degree in Economics from Stanford University.

     CHAROEN RUSSAMETUMMACHOT is currently majoring in Marketing in the Joint Doctoral Program of Business Administration at the National Institute of Development Administration in Bangkok, Thailand. Between 1999 and 2001, Mr. Russametummachot was a sales trainer at Performa Thailand Ltd. where he was responsible for training sales representatives throughout Thailand. Prior to this position, he was Marketing Department Manager for BST Elastomer Co., Ltd., in Bangkok, where he was responsible for opening up several overseas markets for the sale of its synthetic rubber, including to the USA, Europe and Indochina. Mr. Russametummachot worked in various positions at Mobil Oil Thailand Ltd. between 1989 and 1996, where he conducted several major advertising and sales promotion campaigns, which resulted in generating increased sales of Mobil 1 motor oil.

MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended December 31, 2001, the Board of Directors had one (1) meeting. Each of the directors attended at least 75% of the meetings. Our board is also comprised of an Audit Committee, which has the following three members, all of whom are independent directors: David Dikinis, Jason Sugarman and Alson Lee, who serves as the Chairman of the Audit Committee. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A. There is currently no nominating
                                    ---------
or compensation committee of the Board of Directors.

     If elected, Mr. Russametummachot will replace Mr. Alson as a member of the Audit Committee. Accordingly, the Audit Committee will be comprised of the following three members, all of whom are independent directors: David Dikinis, Jason Sugarman and Charoen Russametummachot. After the election, the Board of Directors will form a Compensation Committee, which will be comprised of David Dikinis, Jason Sugarman, and Charoen Russametummachot, if Mr. Russametummachot is elected.

                             AUDIT COMMITTEE REPORT
                             ----------------------

    Our Committee has reviewed and discussed with management of the Company and Grant Thornton LLP ("Grant Thornton"), the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2001 (the "Audited Financial Statements"). In addition, we have discussed with Grant Thornton the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

     The Committee also has received and reviewed the written disclosures and the letters from Grant Thornton required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Grant Thornton such other matters and received such assurances from them as we deemed appropriate.

     Management is responsible for the Company's internal controls and the
financial reporting process.   Grant Thornton is responsible for performing an
independent audit of the Company's financial statements in accordance with United States generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     Based on the foregoing review and discussions and a review of the reports of Grant Thornton with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                             Audit Committee

                                             David Dikinis
                                             Jason Sugarman
                                             Alson Lee

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of copies of such reports received by the Company, the Company believes that its Reporting Persons have timely complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

      The following table provides certain summary information concerning the compensation that will be paid on an annualized basis to our Chief Executive Officer and the three (3) other most highly paid executive officers for all services to be rendered in all capacities to us during the fiscal years ended December 31, 1999, 2000 and 2001. No officers received compensation in excess of $100,000 during such years.

                                SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION
                                           -------------------

NAME AND PRINCIPAL           FISCAL                        OTHER ANNUAL
POSITION                      YEAR    SALARY ($)    BONUS  COMPENSATION
---------------------------  ------  -------------  -----  ------------

Jeremy F. Watson               2001            -0-    -0-           -0-
    Chief Executive Officer    2000         29,653    -0-           -0-
                               1999            ---    ---           ---

Kasem Chitmunchaitham          2001            ---    ---           ---
    President and Chief        2000            ---    ---           ---
    Executive Officer          1999         31,710    -0-           -0-


                              OPTION GRANTS IN 2001
                                      None.

       AGGREGATED OPTION EXERCISES IN 2001 AND FOR YEAR-END OPTION VALUES
                                      None.

DIRECTOR COMPENSATION

     There is no compensation for directors either on an annual basis or for attendance at board meetings.

EMPLOYMENT AGREEMENTS

     We have no employment agreements with any of our executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     We have no compensation committee of the Board of Directors.


BOARD OF DIRECTORS REPORT CONCERNING EXECUTIVE COMPENSATION OVERVIEW
--------------------------------------------------------------------

     The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Board of Directors reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants. We do not currently have a compensation committee.

     The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Board of Directors exercises its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

     In general, the Company compensates its executive officers through a combination of base salary and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to the Company's employees.

EXECUTIVE OFFICER COMPENSATION

     The base salary and other benefits are determined through a review of previous employment terms for the Company's executive officers as well as a review of the recent trends in the Company's revenues and profits. The Company believes that the base salary levels currently in effect are competitive to salary levels in similarly situated companies.

     The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Board of Directors believes that compensation level during fiscal 2001 adequately reflect the Company's compensation goals and policies.

                                        Board of Directors

                                        Dr. Apichart Fufuangvanich
                                        Thammatinna Thammaradi
                                        Terrance C. Cuff
                                        Timothy Matula
                                        Leonard T. Orrin
                                        Thiti Fufuangvanich
                                        Jeremy Watson
                                        David Dikinis
                                        Alson Lee
                                        Jason Sugarman

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Ms. Jariya Sae-Fa, a director of our wholly owned subsidiary Creative Gems and Jewelry Co., Ltd. through January 2001 and the managing member of Best Worth Agents, Ltd., had loaned to us the cumulative amount of $543,929 as of December 31, 2000, $282,675 of which remains due and payable to Ms. Sae-Fa as of December 31, 2001. The loans from Ms. Sae-Fa have no term and do not bear interest. The debts are classified as a current liability and are expected to be paid within the fiscal year.

REQUIRED VOTE

Election of the directors requires the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                   PROPOSAL 2

                                AMEND AND RESTATE
                          THE COMPANY'S CURRENT BY-LAWS

     Our board approved the amendment and restatement of our by-laws, that among other things (i) allows the directors to hold annual meetings on such date as the directors may fix; (ii) includes a provision allowing the board of directors to take actions without a meeting by the written consent of a majority of the members of the board; (iii) decreases the number of members on the board of directors to seven (7); (iv) removes the provision allowing holders of 2/3 of the outstanding shares of stock entitled to vote to peremptorily terminate the term of office of all or any Directors by vote; (v) includes a provision that the Company elects not to be governed by Chapters 78.378 to 78.3993, inclusive of the NRS, pertaining to acquisitions of a controlling interest; (vi) includes a provision that the Company elects not to be governed by Chapters 78.411 to 78.444, inclusive of the NRS pertaining to combinations with interested stockholders; and (vii) removes the provision allowing the stockholders to specify particular provisions of the by-laws that the board of directors can not
amend.   A copy of the amended and restated by-laws is attached to this proxy statement as Exhibit B.
             ---------

     The current by-laws of the Company are the original by-laws of Chancellor Corporation, which were in place at the time of the Company's acquisition of Chancellor Corporation. The Board of Directors believes that the current by-laws of the Company either hinders or restricts the board and the Company from taking actions that would be in the best interests of the Company and its stockholders.

REQUIRED VOTE

Amending and restating the Company's by-laws requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S BY-LAWS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                  MISCELLANEOUS

     The SEC allows the Company to "incorporate by reference" the information the Company files with them, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and information that the Company files later with the SEC will automatically update or supersede this information. The Company incorporates by reference the documents listed below and any future filing the Company will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

     -    Annual  Report  on  Form  10-K  for  the year ended December 31, 2001;

     -    Quarterly  Report  on  Form 10-Q for the quarter ended March 31, 2002;

     -    Registration  Statement  on  Form  10;  and

     - Current Reports on Form 8-K during the years ended December 31, 2000 and 2001.

     These reports are included with the proxy materials and distributed to the stockholders of the Company. The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of these filings. All such requests should be directed to Terrance C. Cuff at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand.

STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2003 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 6, 2003. Stockholders of the Company wishing to include proposals in the proxy material for the 2003 Annual Meeting of Stockholders must submit the same in writing so as to be received by the Terrance C. Cuff, the Secretary of the Company on or before July 23, 2003. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

     Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

                         By  Order  of  the  Board  of  Directors,

                         /s/  Dr.  Apichart  Fufuangvanich

                         Dr.  Apichart  Fufuangvanich
                         Chairman,  Chief  Executive  Officer  and  President

                                   PROXY CARD

PROXY                                                                  PROXY
-----                                                                  -----
                              THE TOPAZ GROUP, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     The undersigned holder of Common Stock, revoking all proxies heretofore given, hereby constitutes and appoints Dr. Apichart Fufuangvanich and Terrance
C. Cuff and each of them, proxies (the "Proxies"), with full power of
                                        -------
substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2002 Annual Meeting of Stockholders (the "Meeting")
                                                                     -------
of THE TOPAZ GROUP, INC. (the "Company") to be held at the Company's offices
                               -------
located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Thursday, December 12, 2002 at 10:00 a.m., Bangkok time, and at any adjournments or postponements thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

     EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE OF THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY AND FOR THE LISTED PROPOSAL.

     PLEASE MARK DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

PLEASE CHECK THE APPROPRIATE BOX TO VOTE FOR THE FOLLOWING.

1.  Election of seven (7) directors

                                            WITHHOLD
           NOMINEES                FOR      AUTHORITY
           --------                ---     -----------
Dr. Aphichart Fufuangvanich        [ ]         [ ]
Terrance Cuff                      [ ]         [ ]
Timothy Matula                     [ ]         [ ]
Thiti Fufuangvanich                [ ]         [ ]
David Dikinis                      [ ]         [ ]
Jason Sugarman                     [ ]         [ ]
Charoen Russametummachot           [ ]         [ ]

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX LABELED WITHHOLD AUTHORITY.)

2.  Amend and Restate Company's current by-laws

                           FOR [ ]     AGAINST [ ]   ABSTAIN [ ]

3. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.

     The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted "FOR" each nominee named in Proposal 1, and "FOR" Proposal 2, in accordance with the Proxies' discretion on such other matters as may properly come before the meeting.


                                    Dated: _________ , 2002

                                    _______________________
                                    _______________________

                                         Signature(s)

                                   (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)



                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                                                       EXHIBIT A
                                                                       ---------
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              THE TOPAZ GROUP, INC.

I.     PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of The Topaz Group, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent auditors.

     - Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II.     COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of The American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the
                                         --------
members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III.     MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV.     RESPONSIBILITIES AND DUTIES

     The  duties  of  the  Audit  Committee  shall  include  the  following:

Documents/Reports  Review
-------------------------

1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's annual report to stockholders.

3. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent  Auditors
---------------------

4. Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

5. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

7. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial  Reporting  Processes
-------------------------------

8. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process  Improvement
--------------------

10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

13. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal  Compliance
-----------------
14. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Other  Responsibilities
-----------------------

     Perform any other activities consistent with this Charter, and the Corporation's Memorandum and Articles of Association, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                                                       EXHIBIT B
                                                                       ---------

                              AMENDED AND RESTATED
                              --------------------
                                     BY-LAWS
                                     -------
                                       OF
                                       --
                              THE TOPAZ GROUP, INC.
                              ---------------------
                             (A NEVADA CORPORATION)

                                    ARTICLE I
                                  STOCKHOLDERS
                                  ------------

1.     CERTIFICATES  REPRESENTING  STOCK.  Every  holder  of  stock  in  the
       ---------------------------------
corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him in the corporation and setting forth any additional statements that may be required by the Nevada Revised Statutes (NRS). If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

     Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the NRS. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

     The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

2.     FRACTIONAL  SHARE  INTERESTS.  The  corporation is not obliged to but may
       ----------------------------
execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of Section
78.205  of  the  NRS.


3.     STOCK  TRANSFERS.  Upon  compliance  with  provisions  restricting  the
       ----------------
transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

4.     RECORD DATE FOR STOCKHOLDERS.  For the purpose of determining the
       ----------------------------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may prescribe a period not exceeding sixty days prior to the meeting date during which no transfer of stock on the books of the corporation may be made, or may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders applies to an adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. The directors must fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

5.     MEANING OF CERTAIN TERMS.  As used in these Bylaws in respect of the
       ------------------------
right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the NRS confers such rights notwithstanding that the Articles of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

6.     STOCKHOLDER MEETINGS.
       --------------------
     -  TIME.  The  annual  meeting  shall  be  held on the date and at the time
        ----
fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.

     - PLACE.  Annual meetings and special meetings shall be held at such place,
       -----
within or without the State of Nevada, as the directors may, from time to time, fix.

    -  CALL.  Annual meetings may be called by  the directors or by any officer
       ----
instructed by the directors to call the meeting. Special meetings may be called by the directors or by any officer instructed by the directors to call the meeting, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting

    -  NOTICE OR WAIVER OF NOTICE.  Notice of all meetings shall be in writing
       --------------------------
and signed by the President or a Vice-President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors may designate. The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where the meeting is to be held. A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder of record entitled to vote at the meeting not less than ten nor more than sixty days before the meeting. If mailed, it must be directed to the stockholder at his address as it appears upon the records of the corporation. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and if notice of any kind is required to be given under the provisions of the NRS, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after deliver of such notice of and prior to the holding of the meeting it shall not be necessary to delivery or mail notice of the meeting to the transferee. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

    -  CONDUCT  OF  MEETING.  Meetings of the stockholders shall be presided
   --------------------
over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

   -  PROXY REPRESENTATION.  At any meeting of stockholders, any stockholder may
      ---------------------
designate another person or persons to act for him by proxy in any manner described in, or otherwise authorized by, the provisions of Section 78.355 of the NRS.

   -  INSPECTORS. The directors, in  advance  of any meeting, may, but need not,
      ----------
appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

   -  QUORUM.  A majority of the voting power, which includes the voting power
      ------
that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion. The stockholders present may adjourn the meeting despite the absence of a quorum without notice, other than announcement at the meeting, until a quorum shall be present or represented.

   -  VOTING.     Each share of stock shall entitle the holder thereof to one
      ------
vote. In the election of directors, a plurality of the votes cast shall elect. Any other action is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except where the NRS, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the NRS, voting by ballot shall not be required for any other action.

     Stockholders may participate in a meeting of stockholders by means of a conference telephone or similar method of communication by which all persons participating in the meeting can hear each other.

     7. STOCKHOLDER ACTION WITHOUT MEETINGS.  Except as may otherwise be
        -----------------------------------
provided by the NRS, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

                                   ARTICLE II

                                    DIRECTORS
                                    ---------

1.     FUNCTIONS  AND  DEFINITION.  The  business and affairs of the corporation
       --------------------------
shall  be  managed  by  the Board of Directors of the corporation.  The Board of

Directors shall have authority to fix the compensation of the members thereof for services in any capacity. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2.     QUALIFICATIONS  AND  NUMBER.  Each  director must be at least 18 years of
       ---------------------------
age. A director need not be a stockholder or a resident of the State of Nevada. The number of directors who shall constitute the whole Board of Directors shall be seven (7). The number of directors may from time to time be increased or decreased to not less than one nor more than fifteen by action of the Board of Directors.

3.     ELECTION AND TERM.  Directors may be elected in the manner prescribed by
       -----------------
the provisions of Sections 78.320 through 78.335 of the NRS. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or director are elected to elect the full authorized number of directors to be voted for at that meeting.

     The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

4.     MEETINGS.
       --------

     - TIME.  Meetings shall be held at such time as the Board shall fix, except
       ----
that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

     -  PLACE.  Meetings shall be held at such place within or without the State
        -----
of  Nevada  as  shall  be  fixed  by  the  Board.

     -  CALL. No call shall be required for regular meetings for which the time
        ----
and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

   -  NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.  No notice shall be required for
      ----------------------------------------
regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice if any need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.

  -  QUORUM AND ACTION.    A  majority  of  the  directors then in office, at a
     ------------------
meeting duly assembled, shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the NRS, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the NRS and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

     Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other. Participation in a meeting by said means constitutes presence in person at the meeting.

   - CHAIRMAN OF THE MEETING.  The Chairman of the Board, if any and if present
     -----------------------
and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5.     REMOVAL  OF  DIRECTORS.  Any  or  all of the directors may be removed for
       ----------------------
cause  or  without  cause  in  accordance  with  the  provisions  of  the  NRS.

6.     COMMITTEES.  Whenever  its  number  consists of two or more, the Board of
       ----------
Directors may designate one or more committees which have such powers and duties as the Board shall determine. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp. Each committee must include at least one director. The Board of Directors may appoint natural persons who are not directors to serve on committees. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

     The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

7.     WRITTEN  ACTION.  Any  action  required  or  permitted  to  be taken at a
       ---------------
meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by a majority of the members of the Board or of the committee, as the case may be.

                                  ARTICLE III


                      ACQUISITIONS OF CONTROLLING INTEREST
                      ------------------------------------

     The  corporation  elects  not  to be governed by the provisions of Chapters
78.378 to 78.3793, inclusive, of the NRS pertaining to the acquisitions of a controlling interest, as the same may be amended, superseded, or replaced by any successor section, statute or provision. No amendment to this Article, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to, or have any effect on any transaction involving acquisitions of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

                                   ARTICLE IV

                    COMBINITIONS WITH INTERESTED STOCKHOLDERS
                    -----------------------------------------

     The  corporation  elects  not  to be governed by the provisions of Chapters
78.411 to 78.444, inclusive of the NRS pertaining to combinations with interested stockholders. No amendment to this Article, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to, or have any effect on any transaction involving acquisitions of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

                                    ARTICLE V

                                    OFFICERS
                                    --------

1. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary, and a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

2.     QUALIFICATIONS.  Except  as  may  otherwise be provided in the resolution
       --------------
choosing him, no officer other than the Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

     Any  person  may  hold two or more offices, as the directors may determine.

3.     TERM  OF  OFFICE.  Unless  otherwise  provided in the resolution choosing
       ----------------
him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen or until his resignation or removal before the expiration of his term.

     Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

     Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.

4.     COMPENSATION.  The  salaries  and  compensation  of  all  officers of the
       ------------
corporation shall be determined by the Board of Directors, or compensation committee of the Board of Directors, if such committee has been formed.

5.     DUTIES  AND  AUTHORITY.  All  officers of the corporation shall have such
       ----------------------
authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith.

     (a) The CHAIRMAN OF THE BOARD shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     (b) The PRESIDENT shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation

     (c) The VICE-PRESIDENT shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

     (d) The SECRETARY shall act under the direction of the President. Subject to direction of the President he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

     (e) The CHIEF FINANCIAL OFFICER shall act under the direction of the President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of

Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires an account of all his transactions as Chief Financial Officer and of the financial condition of the corporation.

     If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     (f) The TREASURER shall act under the direction of the President. The Treasurer shall monitor, and with the approval of the President, authorize any and all issuances of shares of capital stock of the corporation, and shall perform any acts so required with respect to any other matters relating to the capital stock of the corporation. The Treasurer shall undertake these duties with the assistance of the corporation's transfer agent, who shall be designated from time to time.

                                   ARTICLE VI

                                INDEMNIFICATION
                                ---------------

     Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the NRS from time to time against all expenses, liability and loss (including attorneys' fees, judgements, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or an behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

     The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability assorted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     The Board of Directors may from time to time adopt further by-laws with respect to indemnification and may amend these and such by-laws to provide at all times to the fullest indemnification permitted by the NRS.

                                  ARTICLE VII

                                REGISTERED OFFICE
                                -----------------

     The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

     The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto. The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

                                  ARTICLE VIII

                            CORPORATE SEAL OR STAMP
                            -----------------------

     The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.

                                   ARTICLE IX

                                  FISCAL YEAR
                                  -----------

     The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                    ARTICLE X

                              CONTROL OVER BYLAWS
                              -------------------

     The by-laws may be amended by a majority vote of all of the issued and outstanding stock of the Company entitled to vote at any annual or special meeting of the stockholders, provided that, notice of intention to amend the by-laws shall have been contained in the notice of the meeting. The Board of Directors by a majority vote at any meeting may amend these by-laws, including by-laws adopted by the stockholders.

     I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of The Topaz Group, Inc., a Nevada corporation, as in effect on the date hereof.

     WITNESS  my  hand  and  the  seal  or  stamp  of  the  corporation.



Dated:

                                          __________________________


(SEAL)